SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




                             FORM 8-K




            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
               OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  September 18, 1996
                                                  _____________________


Exact Name of Registrant as
  Specified in Its Charter:      DDL ELECTRONICS, INC.
                             ______________________________




          DELAWARE                     1-8101                  33-0213512
 _____________________________      ____________              _____________
State or Other Jurisdiction of        Commission             I.R.S. Employer
Incorporation or Organization        File Number           Identification No.




Address of Principal Executive Offices:     2151 Anchor Court
                                            Newbury Park, CA 91320
                                           _________________________


Registrant's Telephone Number, Including
 Area Code:                                    (805) 376-9415
                                             _________________________


Former Name or Former Address,
 if Changed Since Last Report:                 Not applicable
                                             _________________________





Item 5.  Other Events.

On September 18, 1996, DDL Electronics, Inc. issued a press release announcing its financial results for the fiscal year ended June 30, 1996.



Item 7.  Financial Statements and Exhibits.

         Exhibit             Description
         _______             ____________

           99.1     Press release dated September 18, 1996




                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        DDL ELECTRONICS, INC.


       September 24, 1996                  /s/ Richard K. Vitelle
_________________________________        ___________________________________
           Date                         Richard K. Vitelle
                                        Vice President -Finance
                                        (Principal Financial Officer)